POWER OF ATTORNEY - LONG-TERM INCENTIVE PLAN

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint J. Michael Talbert, Robert L. Long, and Eric B. Brown, and each of them, their true and lawful attorneys to execute in their names (whether or on behalf of Transocean Offshore Inc. (the "Company"), as officers or directors of the Company, or as members of the Executive Compensation
Committee of the Board of Directors of the Company) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of the Company to be issued under the Long-Term Incentive Plan of the Company, and (b) any application related to the listing on any stock exchange of shares of Common Stock of the Company to be issued under the Long-Term Incentive Plan of the Company, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed their names hereto as of September 20, 1996.


/s/ J. Michael Talbert                       /s/ Ronald L. Kuehn, Jr.
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(J. Michael Talbert)                         (Ronald L. Kuehn, Jr.)


/s/ Robert L. Long
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(Robert L. Long)                             (Robert J. Lanigan)


/s/ Barbara S. Koucouthakis                  /s/ Max L. Lukens
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(Barbara S. Koucouthakis)                    (Max L. Lukens)


                                             /s/ Martin B. McNamara
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(Richard D. Kinder)                          (Martin B. McNamara)


/s/ Einar Kloster                            /s/ Reidar Lund
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(Einar Kloster)                              (Reidar Lund)


/s/ Kristen Siem                             /s/ Fridtjof Lorentzen
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(Kristen Siem)                               (Fridtjof Lorentzen)